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                                                                      EXHIBIT 32

                         MARISA CHRISTINA, INCORPORATED

           SECTION 906 CERTIFICATION OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer and the Chief Financial Officer of Marisa Christina, Incorporated. (the Company), each hereby certifies that, to his knowledge, on the date hereof:

     (a) the Annual Report on Form 10-K of the Company for the year ended December 31, 2003 filed on the date hereof with the Securities and Exchange Commission (the Annual Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael H. Lerner                   /s/ S.E. Melvin Hecht
----------------------------------      ---------------------------------------
Michael H. Lerner                       S.E. Melvin Hecht
Chairman, Chief Executive Officer,      Vice Chairman, Chief Financial Officer,
  and President                             and Treasurer
Marisa Christina, Incorporated          Marisa Christina, Incorporated

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